CIFG Assurance North America, Inc. 825 Third Avenue, Sixth Floor New York, NY 10022 For information, contact (212) 909-3939 Toll-free (866) 243-4212

FINANCIAL GUARANTY INSURANCE POLICY

ISSUER: Structured Asset Securities Corporation	Policy No.: CIFG NA-675
CUSIP: 86359DVS3	Effective Date: November 30, 2005
OBLIGATIONS: $54,369,000 Mortgage Pass-Through Certificates, Series 2005-AR1, Class A2 Certificates

CIFG ASSURANCE NORTH AMERICA, INC. (“CIFG NA”), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to each Policyholder, subject only to the terms and conditions of this Policy (which includes each endorsement hereto), the full and complete payment by or on behalf of the Issuer of Regular Payments of principal of and interest on the Obligations.

For the further protection of each Policyholder, CIFG NA irrevocably and unconditionally guarantees:

(1)

payment of any amount required to be paid under this Policy by CIFG NA following CIFG NA’s receipt of notice and instruments of assignment as described in Endorsement No. 1 hereto and

(2)

payment of the amount of any distribution of principal of and interest on the Obligations made during the Term of this Policy to such Policyholder that is subsequently avoided in whole or in part as a preference payment under applicable law, all as described in Endorsement No. 1 hereto.

CIFG NA shall be subrogated to the rights of each Policyholder to receive payments under the Obligations to the extent of any payment by CIFG NA hereunder.

The following terms shall have the meanings specified below, subject to and including any modifications set forth in any endorsement hereto, for all purposes of this Policy.  “Effective Date,” “Issuer” and “Obligations” mean, respectively, the Effective Date, Issuer and Obligations referenced above.  “Policyholder” means, if the Obligations are in book-entry form, the registered owner of any Obligation as indicated on the registration books maintained by or on behalf of the Issuer for such purpose or, if the Obligations are in bearer form, the holder of any Obligation; provided, however, that any trustee acting on behalf of and for the benefit of such registered owner or holder shall be deemed to be the Policyholder to the extent of such trustee’s authority.  “Regular Payments” means payments of interest and principal which are agreed to be made during the Term of this Policy in accordance with the original terms of the Obligations when issued and without regard to any amendment or modification of such Obligations thereafter; payments which become due on an accelerated basis as a result of (a) a default by the Issuer or any other person, (b) an election by the Issuer to pay principal or other amounts on an accelerated basis or (c) any other cause, shall not constitute “Regular Payments” unless CIFG NA shall elect, in its sole discretion, to pay such principal due upon such acceleration together with any accrued interest to the date of acceleration.  “Term of this Policy” has the meaning set forth in Endorsement No. 1 hereto.

This Policy sets forth in full the undertaking of CIFG NA, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto or to the Obligations (except a contemporaneous or subsequent agreement or instrument given by CIFG NA or to which CIFG NA has given its written consent) or by the merger, consolidation or dissolution of the Issuer.  The premiums paid in respect of this Policy are nonrefundable for any reason whatsoever, including payment, or provision being made for payment, of the Obligations prior to maturity.  This Policy may not be cancelled or revoked during the Term of this Policy, including for nonpayment of premium due to CIFG NA.  Payments under this Policy may not be accelerated except at the sole option of CIFG NA.

In witness whereof, CIFG ASSURANCE NORTH AMERICA, INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

CIFG ASSURANCE NORTH AMERICA, INC.

By
Authorized Officer

Policy Number CIFG NA-675 Effective Date: November 30, 2005

ENDORSEMENT NO. 1
TO FINANCIAL GUARANTY INSURANCE POLICY NO. CIFG NA-675

CIFG ASSURANCE NORTH AMERICA, INC.

1.

Definitions.  For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below.  Capitalized terms used without definition herein shall have the meanings provided in the documents governing the Obligations unless the context shall otherwise require.

“Business Day” means any day other than a Saturday, Sunday, legal holiday or other day on which banking institutions in New York, New York, or Paris, France, or any other location in which the principal office of the Trustee, the Certificate Insurer or the Fiscal Agent in which it conducts the business provided hereunder is located.

“CIFG NA” means CIFG Assurance North America, Inc. and its successors and permitted assigns.

“Policy” means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

“Receipt” and “Received” mean actual delivery to each of CIFG NA and the Fiscal Agent (as defined below), if any, prior to 12:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 p.m., New York City time, shall be deemed to be Receipt on the next succeeding Business Day.  If any notice or certificate given hereunder by the Policyholder is not in proper form or is not properly completed, executed or delivered in all material respects, it shall be deemed not to have been Received, and CIFG NA or its Fiscal Agent shall promptly so advise the Policyholder and the Policyholder may submit an amended notice.

“Regular Payment Date” means (i), when referring to interest on an Obligation, the stated date for payment of interest and (ii), when referring to the principal of an Obligation, the stated final maturity date thereof or the date on which the same shall have been duly called for mandatory redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by such mandatory redemption), acceleration, early amortization or other advancement of maturity unless CIFG NA shall elect, in its sole discretion, to pay such principal due upon such acceleration together with any accrued interest to the date of acceleration.

“Regular Payments” means any and all regularly scheduled payments of principal of and interest on the Obligations required to be made in accordance with their original terms and without regard to any subsequent amendment or modification thereof except amendments or modifications to which CIFG NA has given its prior written consent.  Regular Payments shall include (i) with respect to any Distribution Date, the amount, if any, by which the amount available to be paid as interest to the Obligations, pursuant to the priority of payments set forth in the Trust Agreement, is less than Current Interest and Carryforward Interest and (ii) to the extent unpaid on the Final Scheduled Distribution Date, after taking into account all distributions to be made on such date, any remaining Class Principal Amount of such class of Obligations.  Regular Payments shall not include, nor shall coverage be provided under this Policy in respect of: (1) payments which become due on an accelerated basis as a result of (a) a default by the Depositor or any other person, (b) an election by the Depositor Issuer to make payment on an accelerated basis, (c) early or rapid amortization of the Obligations, (d) redemption for any reason, or (e) any other cause, unless CIFG NA shall elect, in its sole discretion, to pay any amount due upon such acceleration together with any accrued interest to the date of acceleration; (2) any amounts due in respect of the Obligations attributable to any increase in interest rate, penalty or other sum payable by the Issuer by reason of any default or event of default in respect of the Obligations, whether by the Issuer or any other person, or by reason of any deterioration of the creditworthiness of any other person, (3) any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Regular Payment to the Policyholder or (4) any amounts due in respect of the Obligations but unpaid as a result of any Net Prepayment Interest Shortfalls or any Relief Act Shortfalls or Unpaid Basis Risk Shortfalls.

“Term of this Policy” means the period from and including the Effective Date to and including the date on which (i) all Regular Payments have been paid and the Obligations have been terminated in accordance with their terms; (ii) any period during which any Regular Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law shall have expired; and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

2.

Notices and Conditions to Payment in Respect of Regular Payments.  Following Receipt by CIFG NA of a notice of claim and certificate from the Policyholder in the form attached as Exhibit A to this Endorsement (a “Notice of Claim and Certificate”), CIFG NA will pay any amount payable hereunder in respect of Regular Payments on the Obligations on the later to occur of (a) 12:00 p.m., New York City time, on the Business Day following such Receipt and (b) 12:00 p.m., New York City time, on the Regular Payment Date on which such payment is due on the Obligations.  Payments due hereunder in respect of Regular Payments will be disbursed to the Policyholder by wire transfer of immediately available funds to such account as the Policyholder shall specify in writing at the time of or prior to the delivery of the Notice of Claim and Certificate in respect of such Regular Payment.

CIFG NA shall be entitled to pay any amount hereunder in respect of Regular Payments on the Obligations, including any amount payable upon its election on the Obligations on an accelerated basis, whether or not any notice and certificate shall have been Received by CIFG NA as provided above; provided, however, that by acceptance of this Policy the Policyholder agrees to provide upon request to CIFG NA a Notice of Claim and Certificate in respect of any such payments or deliveries made by CIFG NA. CIFG NA’s obligation hereunder in respect of Regular Payments shall be discharged to the extent funds are disbursed by CIFG NA as provided herein whether or not such funds are properly applied by any custodian or agent appointed by the Policyholder.

3.

Notices and Conditions to Payment in Respect of Regular Payments Avoided as Preference Payments.  If any Regular Payment paid in respect of the Obligations during the Term of this Policy is avoided as a preferential transfer or similar payment (a “Preference Payment”) under applicable bankruptcy, insolvency, receivership or similar law (“Insolvency Law”), CIFG NA will pay such amount out of the funds of CIFG NA on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by CIFG NA from the Policyholder of (A) a certified copy of the order (the “Order”) of the court or other governmental body of competent jurisdiction to the effect that the Policyholder is required to return all or part of such Regular Payment because such payment was avoidable as a Preference Payment under applicable Insolvency Law, (B) a certificate of the Policyholder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Policyholder in such form as is reasonably required by CIFG NA, and provided to the Policyholder by CIFG NA, irrevocably assigning to CIFG NA all rights and claims of the Policyholder relating to or arising under the Obligations against the Issuer or its estate or otherwise with respect to such Preference Payment or (ii) the date of Receipt by CIFG NA from the Policyholder of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, CIFG NA shall have Received written notice from the Policyholder that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not the Policyholder directly (unless the Policyholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Policyholder upon proof of such payment reasonably satisfactory to CIFG NA).

4.

Fiscal Agent.  At any time during the Term of this Policy, CIFG NA may appoint a fiscal agent (the “Fiscal Agent”) for purposes of this Policy by written notice to the Policyholder at the notice address specified in the documents governing the Obligations specifying the name and notice address of the Fiscal Agent.  From and after the date of receipt of such notice by the Policyholder, (i) copies of all notices and documents required to be delivered to CIFG NA pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and CIFG NA and shall not be deemed Received until Received by each, and (ii) all payments required to be made by CIFG NA under this Policy may be made directly by CIFG NA or by the Fiscal Agent on behalf of CIFG NA.  The Fiscal Agent is the agent of CIFG NA only and the Fiscal Agent shall in no event be liable to any Policyholder for any acts of the Fiscal Agent or any failure of CIFG NA to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

5.

Notices.  All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to CIFG NA as follows:

CIFG Assurance North America, Inc.
825 Third Avenue, Sixth Floor
New York, New York 10022
Attention: General Counsel
Telecopy No.: (212) 909-3959

CIFG NA may specify a different address or addresses by writing mailed or delivered to the Policyholder.

6.

Priorities.  In the event that any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

7.

Assignment of CIFG NA Obligations.  The obligations of CIFG NA hereunder may be assigned to any affiliate of CIFG NA that is licensed as a financial guaranty insurance corporation, provided that at the time of such assignment the insurance strength or insurance financial strength of such affiliate is rated at least equal to the insurance strength or insurance financial strength of CIFG NA, and that the rating of the Obligations shall not have been reduced as a result of such assignment, by Moody’s Investors Service and Standard & Poor’s Ratings Group or their respective successors as nationally recognized statistical rating organizations

8.

Surrender of Policy.  The Policyholder shall surrender this Policy to CIFG NA for cancellation upon expiration of the Term of this Policy.

IN WITNESS WHEREOF, CIFG ASSURANCE NORTH AMERICA, INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

CIFG ASSURANCE NORTH AMERICA, INC.

By

Authorized Officer

Exhibit A
To Endorsement No. 1

NOTICE OF CLAIM AND CERTIFICATE

CDC IXIS Financial Guaranty North America, Inc.
825 Third Avenue, Sixth Floor
New York, NY 10022

The undersigned, a duly authorized officer of [Policyholder] (or any permitted successor or assignee of its rights under the Obligations defined below) (the “Policyholder”), hereby certifies to CIFG Assurance North America, Inc. (“CIFG NA”), with reference to Financial Guaranty Insurance Policy No. CIFG NA-## having an Effective Date of [month] [date], 200# (the “Policy”) issued by CIFG NA in respect of the Obligations (capitalized terms used without definition herein having the meanings provided in the Policy unless the context shall otherwise require), that:

(i)

The Policyholder is the Policyholder under the Policy.

(ii)

[As of _____ p.m. ______ time on the third Business Day preceding the Regular Payment Date to occur on [date], the Policyholder has not been advised in writing by the Issuer as to a source of funds reasonably satisfactory to the Policyholder sufficient to make payment in full of a Regular Payment required to be made on such Regular Payment Date] [The Regular Payment required to be made on the Regular Payment Date falling on [date] has not been paid in full].  The Regular Payment has been calculated as follows: [show calculation].

(iii)

Accordingly, the Policyholder is hereby making a claim under the Policy for the required amount to make up the difference between the amount received and the amount of the foregoing Regular Payment.  The Policyholder will withdraw this Notice of Claim and Certificate, or submit a restated Notice of Claim and Certificate reducing the amount of the claim hereunder, if the required amount of any Regular Payment has been reduced (including reduction to zero) on or prior to any date on which CIFG NA is required to make payment or delivery under the Policy.

(iv)

If the Policyholder receives from the Issuer and CIFG NA an amount in excess of a Regular Payment, the Policyholder shall immediately return the excess amount to CIFG NA.

(v)

In consideration of the payments made and to be made to the Policyholder by CIFG NA under the Policy, the Policyholder hereby assigns to CIFG NA all of its interest in and rights with respect to the Obligations (including the documents governing the Obligations).  The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to CIFG NA in respect of such payments.  Payments to CIFG NA in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Policyholder to receive all Regular Payments in respect of the aforementioned Obligations.  The Policyholder shall take such action and deliver such instruments as may be reasonably requested or required by CIFG NA to effectuate the purpose or provisions of this clause (v).

(vi)

The Policyholder hereby agrees that, so long as no CIFG NA Termination Event (as defined below) shall have occurred and be continuing, CIFG NA may at any time during the continuation of any proceeding by or against the Issuer under any applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an “Insolvency Proceeding”) direct all matters relating to such Insolvency Proceeding, including without limitation, (A) all matters relating to such Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Obligations (a “Preference Claim”), (B) the direction of any appeal of any order relating to any Preference Claim at the expense of CIFG NA and (C) the posting of any surety, supersede as or performance bond pending any such appeal. In addition, so long as no CIFG Termination Event shall have occurred and be continuing, the Policyholder hereby agrees that CIFG NA shall be subrogated to, and the Policyholder hereby assigns, to the fullest extent permitted by law, the rights of the Policyholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.  A “CIFG NA Termination Event” shall be any event of default specified in the documents governing the Obligations with respect to CIFG NA as insurer of the Obligations or, if none is so specified, either (i) CIFG NA’s failure to make a payment required under the Guaranty in accordance with its terms or (ii) its institution of a proceeding seeking a judgment of insolvency or bankruptcy; the institution against it of such a proceeding or petition that is not dismissed, discharged or stayed within 180 days of the institution of such a proceeding or petition; or the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets.

(vii)

Payment should be made by wire transfer directed to the following account in [city]:

[Policyholder’s wire transfer information]

IN WITNESS WHEREOF, the Policyholder has executed and delivered this Notice of Claim and Certificate as of the ___________ day of ____________, ______________.

[POLICYHOLDER]

By

Title:

---------------------------------------------------------------------------------------------------------------------

For CIFG NA or
Fiscal Agent Use Only

Wire transfer sent on _____________________ by _____________________

Confirmation Number ____________________

ENDORSEMENT NO. 2
TO FINANCIAL GUARANTY INSURANCE POLICY NO. CIFG NA-675

CIFG ASSURANCE NORTH AMERICA, INC.

Notwithstanding the terms and provisions contained in this Policy, it is further understood that any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

IN WITNESS WHEREOF, CIFG ASSURANCE NORTH AMERICA, INC. has caused this Endorsement No. 2 to be executed by its Authorized Officer.

CIFG ASSURANCE NORTH AMERICA, INC.

By
Authorized Officer

ENDORSEMENT NO. 3
TO FINANCIAL GUARANTY INSURANCE POLICY NO. CIFG NA-675

CIFG ASSURANCE NORTH AMERICA, INC.

1.

THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

2.

This Policy shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof.

IN WITNESS WHEREOF, CIFG ASSURANCE NORTH AMERICA, INC. has caused this Endorsement No. 3 to be executed by its Authorized Officer.

CIFG ASSURANCE NORTH AMERICA, INC.

By
Authorized Officer